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                                                                   Exhibit 10.93


                AGREEMENT WITH RESPECT TO SUBORDINATION AGREEMENT


         AGREEMENT (the "Agreement"), dated as of December 28, 1999, among THE PIONEER GROUP, INC., a corporation organized and existing under the laws of the state of Delaware ("PGI"), PIONEER FOREST, INC., a corporation organized and existing under the laws of the state of Delaware and a wholly owned subsidiary of PGI ("PFI"), PIONEER FOREST, L.L.C., a limited liability company organized and existing under the laws of the state of Delaware and a wholly owned subsidiary of PFI ("PFLLC"), CLOSED JOINT-STOCK COMPANY "FOREST-STARMA", a closed joint stock company organized and existing under the legislation of the Russian Federation (the "Borrower"), and the OVERSEAS PRIVATE INVESTMENT CORPORATION, an agency of the United States Government ("OPIC").

                                   WITNESSETH:


         WHERAS, State Street Bank and Trust Company (the "Subordinated Lender"), PGI, International Joint Stock Company "Starma Holding"("Starma Holding"), the Borrower and OPIC are parties to a Subordination Agreement, dated as of December 21, 1995 (the "Subordination Agreement"), the Subordinated Lender, PGI, PFI, the Borrower and OPIC are parties to a Limited Waiver Agreement with Respect to Subordination Agreement, dated as of June 3, 1999 (the "Waiver Agreement"), pursuant to which PFI agreed to be bound by the terms of the Subordination Agreement, and to be jointly and severally responsible and liable for the obligations of PGI thereunder, the Borrower and OPIC are parties to a Finance Agreement, dated as of December 21,1995, as amended to and including the date hereof (the "Finance Agreement"), the Borrower, PGI, Starma Holding and OPIC are parties to a Project Completion Agreement, dated as of December 21, 1995, and the Borrower, PGI, PFI and OPIC are parties to an Agreement with Respect to Project Completion Agreement, dated as of June 3, 1999;

         WHEREAS, all capitalized terms used herein and not otherwise defined herein shall have their respective meanings set forth in the Finance Agreement, the Project Completion Agreement and the Subordination Agreement; and

         WHEREAS, as a result of the Share Transfer, PFLLC will own 100% of the shares of capital stock of the Company and PFI will no longer hold any capital stock of the Company.

         NOW, THEREFORE, the parties agree as follows:

      1. Undertaking of PFLLC. PFLLC hereby agrees to be bound by the terms of the Subordination Agreement and the Waiver Agreement, and to be jointly and severally responsible and liable for the obligations and liabilities of PFI and PGI thereunder, and in
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connection with this undertaking to appoint an agent for service of process satisfactory to OPIC in compliance with Section 19 of the Subordination Agreement and give OPIC written notice thereof with 30 days after the date hereof. Notices to PFLLC may be given to it at the following address:

                  60 State Street
                  Boston, MA 02109
                  Tel: 617-742-7825
                  Fax: 617-422-4286

                  Attention: President

      2. Representations and Warranties. Each of the parties represents to the other parties that this Agreement constitutes a legal, valid and binding obligation of it, enforceable against it in accordance with its terms.

      3. Ratification and Confirmation. All the terms and provisions of the Subordination Agreement and the Waiver Agreement are hereby ratified and confirmed by the parties hereto and shall apply in full force and effect.

      4. No Waiver. The Borrower acknowledges and agrees that except as expressly provided in Section 1 of this Agreement, OPIC, in executing and delivering this Agreement, has not and shall not be deemed to have waived, released or modified any right or power that it may have under the Finance Agreement to claim that any Event of Default has occurred or is occurring, and the execution and delivery of this Agreement shall not be deemed a waiver by OPIC of any such Event of Default.

     5. Effective Date. This Agreement shall be effective as of the date hereof.

     6. Counterparts. This Agreement may be executed in counterparts, each of which when so executed and delivered shall be deemed an original and all of which shall constitute one and the same instrument.

         IN WITNESS whereof, the parties hereto have caused this Agreement to be executed by their authorized representatives as of the day and year first above written.


                             THE PIONEER GROUP, INC.


                            By: /s/ Stephen G. Kasnet
                            ------------------------------
                            Its: Executive Vice President
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                            PIONEER FOREST, INC.

                            By: /s/ Stephen G. Kasnet
                                ------------------------------
                            Its: President


                             PIONEER FOREST, L.L.C.


                            By: /s/ Stephen G. Kasnet
                                ------------------------------
                            Its: President


                            CLOSED JOINT-STOCK COMPANY
                             "FOREST-STARMA"


                            By: /s/ Donald H. Hunter
                                ------------------------------
                                Donald H. Hunter
                                On the basis of power of attorney No. 73,
                                Dated December 3, 1999


                            By: /s/ Catherine V. Mannick
                                ------------------------------
                                Catherine V. Mannick
                                On the basis of power of attorney No. 74,
                                Dated December 3, 1999


                             By: /s/ Inna Verdini
                                 ------------------------------
                                 Inna Verdini
                                 On the basis of power of attorney No. 72,
                                 Dated December 3, 1999


                             OVERSEAS PRIVATE INVESTMENT CORPORATION

                             By: /s/ Steven S. Smith
                                 ------------------------------
                                 Its: Investment Officer